Davis Select International ETF
Portfolio of Davis Fundamental ETF Trust
Ticker: DINT | Listing Exchange: Cboe Global Markets, Inc.

Summary Prospectus	March 1, 2026
Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at davisetfs.com/
literature/regulatory-documents. You can also get this information at no cost by calling 1-800-279-0279 or by sending an email request to
dvsinvestor.services@dsaco.com. The current prospectus and statement of additional information, dated March 1, 2026, as may be further amended or supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, in the same manner as the statutory prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.66%
Less Fee Waiver and/or Expense Reimbursement*	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.66%
*
The Adviser (as defined below) is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses at 0.75%. For purposes of this expense cap, operating expenses do not include foreign tax reclaim filing expenses. The Adviser is obligated to continue the expense cap through March 1, 2027. The expense cap cannot be modified prior to this date without the consent of the Board of Trustees. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to the Fund.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not take into account brokerage commissions that you may pay when purchasing or selling shares. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
DINT	$67	$211	$368	$822
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is an actively managed exchange-traded fund (“ETF”). Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest the Fund’s portfolio principally in common stocks (including indirect holdings of common stock through Depositary Receipts (as defined below)) issued by foreign companies, including countries with developed or emerging markets. The Fund may invest in large, medium or small companies without regard to market capitalization. The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers (1) organized or located outside of the U.S.; (2) whose primary trading market is located outside the U.S.; or (3) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions, the Fund will invest in issuers representing at least three different countries. These non-U.S. company investments may include European Depositary Receipts (“EDRs”), American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs” and together with EDRs and ADRs, “Depositary Receipts”). Depositary Receipts are receipts that represent ownership of shares of a non-U.S. issuer held in trust by a bank or similar financial institution.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis
Summary Prospectus | Davis Select International ETF | 1

Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions, or for other purposes.
Principal Risks of Investing in the Fund
You may lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The principal risks of investing in the Fund are:
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.
Market Trading Risk. The Fund is subject to a number of market trading risks, which include the possibility of an inactive market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ONE OR MORE OF THESE FACTORS, AMONG OTHERS, COULD LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Fund’s market price may vary from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress. This difference may be reflected as a spread between the bid and ask prices for the Fund shares during the day or a premium or discount in the closing market price of the Fund when compared to the NAV. An investor may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold.
Exchange-Traded Fund Risk. The Fund is an actively managed exchange-traded fund and trades like common stock on an exchange. The Fund is subject to the risks of owning the underlying securities, as well as the risks of owning an exchange-traded fund generally. The management fees of an actively managed exchange-traded fund are generally higher and can increase the Fund’s expenses. The market for the Fund’s shares may become less liquid in response to the deteriorating liquidity in the market for the Fund’s underlying portfolio holdings. A loss of liquidity for Fund shares could lead to differences between the market price of the Fund shares and the underlying value of the Fund shares.
Foreign Country Risk. Securities of foreign companies (including Depositary Receipts) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.
Exposure to Industry or Sector Risk. Subject to the Fund’s investment limitations, the Fund may have significant exposure to a particular industry or sector. Such exposure may cause the Fund to be more impacted by risks relating to and developments affecting the industry or sector, and thus its net asset value may be more volatile than a fund without such levels of exposure. For example, if the Fund has significant exposure in a particular industry, then economic, regulatory, or other issues that negatively affect that industry may have a greater impact on the Fund than on a fund that is more diversified.
China Risk – Generally. Investment in Chinese securities may subject the Fund to risks that are specific to China. China may be subject to significant amounts of instability, including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects, including, but not limited to, general development, level of government involvement, wealth distribution, and structure.
The Fund may invest in securities issued by variable interest entities (“VIEs”), which are subject to the investment risks associated with the underlying Chinese operating company. A VIE enters into service contracts and other contracts with the Chinese operating company, which provide the VIE with exposure to the company. Although the VIE has no equity ownership of the Chinese operating company, the contractual arrangements permit the VIE to consolidate the Chinese operating company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management, or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless.
Foreign Market Risk. Because certain foreign holdings of the Fund may trade in a market that is closed when the market in which the Fund’s shares are listed is open, there may be changes between the last quote of the foreign holding from its closed foreign market and the value of such security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.
Summary Prospectus | Davis Select International ETF | 2

Authorized Participant Concentration Risk. Only an Authorized Participant (“AP”) (as defined in the “Creations and Redemptions” section of the Fund’s prospectus) may engage in creation and/or redemption transactions directly with the Fund. The Fund has a limited number of financial intermediaries that act as APs. To the extent that these intermediaries exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value (“NAV”) and could face delisting. There are a limited number of financial institutions that may act as APs that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders and no other AP is able to step forward to do so, there may be a significantly diminished trading market for the ETF’s shares. In addition, please note that this could in turn lead to differences between the market price of the ETF’s shares and the underlying value of those shares.
Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic, or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities, and less developed trading markets, exchanges, reporting standards, and legal and accounting systems. These securities may be more volatile and less liquid, which may also make them more difficult to value than securities in countries with developed economies.
Depositary Receipts Risk. Depositary Receipts, consisting of American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary Receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets, and financial resources than larger companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Shareholder Concentration Risk. From time to time, a relatively large percentage (over 20%) of the Fund’s shares may be held by related shareholders. A large redemption by one or more of such shareholders may: (1) reduce the Fund’s liquidity, (2) increase the Fund’s transactions and transaction costs, (3) result in substantial capital gains distributions for shareholders, and (4) increase the Fund’s ongoing operating expenses, which could negatively impact the remaining shareholders of the Fund.
An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Results
The bar chart below provides some indication of the risks of investing in the Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns, for the periods indicated, compare with the MSCI ACWI (All Country World Index) ex U.S., a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisetfs.com or by calling 1-800-279-0279.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Summary Prospectus | Davis Select International ETF | 3

Calendar Year Total Returns

	Returns	Period Ending
Highest Quarter	22.38%	June 30, 2020
Lowest Quarter	-21.52%	March 31, 2020

Average Annual Total Returns (For the periods ended December 31, 2025)	Past 1 Year	Past 5 Years	Since Inception (3/1/18)
Return before taxes	32.29%	5.77%	6.31%
Return after taxes on distributions	31.95%	5.49%	6.05%
Return after taxes on distributions and sale of Fund shares	19.66%	4.55%	5.04%
MSCI ACWI (All Country World Index) ex U.S. reflects no deduction for fees, expenses or taxes	32.39%	7.90%	6.97%
Management
Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.
Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.
Portfolio Manager. As of the date of this prospectus, the Portfolio Manager listed below is primarily responsible for the day-to-day management of the Fund’s portfolio.
Portfolio Manager	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Danton Goei	Since March 2018	Vice President, Davis Selected Advisers–NY, Inc.
Purchase and Sale of Fund Shares
The Fund is an actively managed ETF. Individual shares of the Fund are listed on a national securities exchange. Individual shares may only be bought and sold in the secondary market through a broker or dealer at a market price. As the price of Fund shares is based on the market price, and because ETF shares trade at a market price rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (the bid) and the lowest price a seller is willing to accept for shares of a Fund (the ask) when buying or selling shares in the secondary market (the bid-ask spread). The Fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creations Units in return for a designated portfolio of securities (and an amount of cash) the Fund specifies each day. Current information regarding the net asset value, market price, premium and/or discount, and bid-ask spreads on a Fund can be obtained at www.davisetfs.com.
For important information about the purchase and sale of Fund shares and tax information, please see the “Buying and Selling Shares” section of the Fund’s prospectus.
Tax Information
If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Investment Company Act File No. 811-23181

Summary Prospectus | Davis Select International ETF | 4